UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2017

PACIFIC CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	000-30106	93-1269184
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West 7th Avenue

Eugene, Oregon 97401

(Address of principal executive offices) (Zip Code)

Tel. (541) 686-8685

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Event

On October 13, 2017, the Board of Directors of Pacific Continental Corporation authorized and declared a cash dividend for the fourth quarter of 2017 of $0.11 per share of the Company’s common stock. The dividend will be paid on October 30, 2017, to shareholders of record on October 23, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1    Press Release dated October 13, 2017 announcing fourth quarter dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2017

PACIFIC CONTINENTAL CORPORATION

By:	/s/ Richard R. Sawyer
Richard R. Sawyer
Chief Financial Officer